Exhibit 99.32

THIRD AMENDMENT TO SUBLEASE AGREEMENT

THIS THIRD AMENDMENT TO SUBLEASE AGREEMENT (this “Third Amendment”) is made as of the 30th day of April, 2015 by and among MT. V PROPERTY HOLDINGS, LLC, a Georgia limited liability company (“Prime Landlord”), MOUNTAIN VIEW NURSING, LLC, a Georgia limited liability company (“Landlord”) and HIGHLANDS OF MOUNTAIN VIEW SNF, LLC, a Delaware limited liability company (“Tenant”).
RECITALS
A.     Prime Landlord, Landlord and Tenant entered into that Sublease Agreement dated as of January 16, 2015 as amended by that certain First Amendment to Sublease Agreement dated February 27, 2015 and by that certain Second Amendment to Sublease Agreement dated as of March 31, 2015 (as amended, the “Lease”). Landlord leases the Premises from Prime Landlord pursuant to the Prime Lease.
B.    Prime Landlord, Landlord and Tenant have agreed to further amend the Lease on the terms and conditions hereinafter set forth.
AGREEMENT
NOW, THEREFORE, in consideration of the mutual covenants, conditions and agreements set forth herein, the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is acknowledged by the parties, Prime Landlord, Landlord and Tenant, intending to be legally bound, hereby agree as follows:
1.Recitals Incorporated: Certain Defined Terms. The recitals set forth above are incorporated into this Third Amendment and shall be deemed to be terms and provisions hereof, the same as if fully set forth in this Section 1. Capitalized terms that are not otherwise defined in this Third Amendment shall have the same meanings ascribed to such terms in the Lease.
2.    Amendments.

a.	Section 1 of the Lease shall be deleted in its entirety and the following inserted in lieu thereof:
“Term. The “Term” of this Lease is the Initial Term of ten (10) years plus the Renewal Term (if any). A “Lease Year” is the twelve (12) month period commencing on the Commencement Date and each anniversary thereof during each year of the Term. Provided the Conditions Precedent set forth in Section 2 below have been satisfied or waived, the “Initial Term” commences on May 1, 2015 (the “Commencement Date”) and ends on the last day of the one hundred twentieth (120th) full calendar month thereafter. The Term may be extended by Tenant for one (1) separate renewal term of five (5) years (“Renewal Term”) if: (a) at least one-hundred eighty (180) days prior to the end of the Initial Term, Tenant delivers to Landlord a “Renewal Notice” indicating that Tenant desires to exercise its right to extend this Lease for the Renewal Term; (b) there is no then uncured Event of Default (as defined in Section 13 below) (i) as of the date Landlord receives the Renewal Notice (the “Exercise Date”), or (ii) on the last day of the Initial Term; and (c) all Related Lease Affiliates concurrently deliver appropriate Renewal Notices exercising the renewal options for all Related Leases. For purposes hereof, “Termination Date” shall mean the last day of the Initial Term or the Renewal Term (if any) or the earlier date on which this Lease may be terminated as provided herein. Upon receipt of a Renewal Notice, the Prime Lease shall be extended automatically to the last day of the Renewal Term.”

b.	Section 2.1 of the Lease is hereby amended by deleting subsection (d) thereof in its entirety.

c.	Section 2.2 of the Lease is hereby amended by deleting subsection (f) thereof in its entirety.
d.    Section 2.3 of the Lease is hereby deleted in its entirety and the following is inserted in lieu thereof:
2.3    Failure of Conditions. If the Conditions Precedent shall not have been satisfied or waived by April 30, 2015, either party may terminate this Lease and the Transfer Agreement by written notice of termination (the “Termination Notice”) delivered to the other party by April 30, 2015 (the “Failure of Conditions Termination Date”). Upon termination of this Lease under the terms of this Section 2, neither party hereto shall have any further claims or obligations under this Lease or the Transfer Agreement, except those obligations that expressly survive termination.

e.	The first clause of Section 3 of the Lease is hereby deleted in its entirety and the following is inserted in lieu thereof:
3.    Rent. During the Term, Tenant shall pay in advance to Landlord on or before the 1st day of each month after the Commencement Date (except for the first Rent payment, which shall be subtracted from the lease inducement fee to be paid by AdCare Health Systems, Inc. to Sublessee (or its affiliate) pursuant to the terms of that certain Lease Inducement Fee Agreement (the “Lease Inducement Fee Agreement”)) the following amounts as Rent (as defined below):
f    Section 3 of the Lease is further amended by adding new Section 3.6 immediately following Section 3.5 thereof as follows:
3.6    Special Rent. In addition to Base Rent (as described in Sections 3.1 and 3.2 above) and Additional Rent (as described in Section 3.3 above), during each Lease Year of the Initial Term, Sublessee shall pay to Landlord special rent in the amount of Two Thousand Three Hundred Twenty and 00/100 Dollars ($2,320.00) per month (“Special Rent”). Special Rent shall be paid in advance on or before the first (1st) day of each month (except for the first Special Rent payment which shall be subtracted from the lease inducement fee to be paid under the Lease Inducement Fee Agreement).
3.7    Equitable Adjustment. As a condition to Tenant’s Agreement to a Commencement Date of May 1, 2015, and notwithstanding anything to the contrary contained herein, Landlord and Tenant hereby agree to assess, in good faith and within thirty (30) days following the Commencement Date, make a one-time equitable adjustment to Base Rent equal to the difference between the Facility’s 2014 professional liability and general liability insurance costs and projected costs for the first Lease Year of comparable or mutually acceptable insurance as further adjusted by anticipated Medicaid reimbursement rate increases solely from such added costs.
g.    Section 4 of the Lease is hereby amended by deleting the second sentence thereof in its entirety and by substituting the following in lieu thereof:
The Security Deposit shall be subtracted from the lease inducement fee to be paid under the Lease Inducement Fee Agreement.
h.    The Lease is amended by adding a new Section 31 as follows:
31.    Tail Coverage. On or before June 30, 2015, Landlord agrees to provide to Tenant evidence of the continuation of insurance for general liability and professional liability for claims which may be made as a result of Landlord’s operation of the Facility prior to the Commencement Date, with minimum limits equal to $500,000.00, and all such insurance policies shall name Tenant and Aria Health Group, LLC as additional insureds. All policies of insurance required pursuant to this Section 31 shall not expire until after the expiration of any applicable statute of limitations, including any tolling period. Landlord agrees to provide, not less than ten (10) days prior written notice of cancellation, non-renewal or amendment to any policy including, without limitation, any amendment that would reduce the scope or limit coverage or remove any endorsement to any policy or cause any policy to no longer be in full force and effect or fail to be renewed. Tenant acknowledges and agrees that Landlord may (i) provide self-insured continuation coverage and (ii) from time to time replace insurers as long as the required limits and deductibles stated herein remain unchanged. If Landlord shall not have provided Tenant with such evidence by June 30, 2015, Tenant shall have the right to terminate this Lease by written notice of termination delivered to Landlord by June 30, 2015, with an effective date of termination of this Lease to occur on August 1, 2015.

i.	Exhibit E to the Lease is hereby deleted in its entirety and Exhibit E attached to the Third Amendment is substituted in lieu thereof.

j.	Schedule 1 to the Lease is hereby deleted in its entirety and Schedule 1 attached to the Third Amendment is substituted in lieu thereof.
2.No Other Changes. Except as amended by the terms of this Third Amendment, the Lease shall remain in full force and effect and the parties hereto hereby affirm the same.
3.No Waiver. Neither the entering into of this Third Amendment nor any provision set forth herein shall be construed to be a waiver of any condition to performance under or breach of the terms of the Lease.
4.Counterparts. This Third Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same agreement. To facilitate execution and delivery of this Agreement, the parties may exchange counterparts of the executed signature pages by facsimile or other electronic transmission.
5.Entire Agreement. This Third Amendment sets forth the entire agreement between the parties with respect to the matters set forth herein. There have been no additional oral or written representations or agreements.
6.Authority. The parties signing below on behalf of Prime Landlord, Landlord and Tenant represent and warrant that they have the authority and power to bind their respective party.
[signatures appear on following page]

IN WITNESS WHEREOF, the parties have duly caused this Third Amendment to Sublease Agreement to be executed as of the day and year first written above.

PRIME LANDLORD:
MT. V PROPERTY HOLDINGS, LLC,
a Georgia limited liability company

/s/ William McBride
Name: William McBride
Title: Manager

LANDLORD:
MOUNTAIN VIEW NURSING, LLC
a Georgia limited liability company

/s/ William McBride
Name: William McBride
Title: Manager

TENANT:
HIGHLANDS OF MOUNTAIN VIEW SNF, LLC
a Delaware limited liability company

/s/ R. Denny Barnett
Name: R. Denny Barnett
Title: Chief Manager

EXHIBIT “E”

DEFERRED MAINTENANCE ITEMS FOR ALL RELATED FACILITIES

Facility	Date of Report	Immediate Costs	Comments
Homestead	May 2011	$12,500	Modify parking spaces, restrooms and drinking fountain for accessibility (ADA)
		Total: $12,500
Heritage Park	February 2014	$840	Concrete parking stripes
		$102,750	Roof-tar/gravel, exterior wall caulking, wood framing repair
		Total: $103,590
Stone County Nursing	July 2011	$3,000	Insulate building, seal wood deck, seal joints/cracks and paint building; repair impact damage; replace 1965 vintage windows; replace roofing (Future costs are $251,000 for these items)
		$17,050	Add path of travel at main entrance; add parking spaces; add drinking fountain (ADA)
		Total: $20,050
Stone County Residential	February 2014	$750	Repair damaged siding, paint banister, repair fence
		$250	Water heaters must be inspected and certified by state
		$250	Repair alarm
		$12,000	Complete repairs to water-damaged units
		Total: $13,250
West Markham	February 2014	$14,000	Repair alligatoring in drive lanes
		$2,000	Fire hoses lack current inspection certifications
		$1,500	One of the steamers in the kitchen is not operational and the oven requires calibration
		Total: $17,500
Woodland Hills	January 2012	$3,000	Repair sidewalks, patch, overlay and seal coat asphalt (Future costs are $32,500 for these items)
		$7,000	Concrete slab repairs, paint exteriors, replace sealant, replace windows replace roofs (Future costs are $97,700 for these items)
		$1,700	replace boilers split systems, RTUs, compressors and FCUs (Future costs are $408,300 for these items)
		$2,000	Accessible paring, directional signage, drinking fountain (ADA)
		Total: $13,700
Northridge	January 2012	$9,800	Install van accessible space, install high/low drinking fountain (ADA)
		Total: $9,800
Cumberland	January 2012	$200	Install access aisles (ADA)
		Total: $200

SCHEDULE 1
RELATED FACILITIES

Facility Name	Prime Landlord Affiliates	Landlord Affiliates	Tenant Affiliates	Address	Bed Number Facility Type
Homestead Manor Nursing Home	Homestead Property Holdings, LLC	Homestead Nursing, LLC	Highlands of Stamps, LLC	826 North Street Stamps, AR 71860-4522	104 bed SNF
Heritage Park Nursing Center	Park Heritage Property Holdings, LLC	Park Heritage Nursing, LLC	Highlands of Rogers Dixieland, LLC	1513 S. Dixieland Road Rogers 72758-4935	110 bed SNF
Stone County Nursing and Rehabilitation Center	Mt. V Property Holdings, LLC	Mountain View Nursing, LLC	Highlands of Mountain View SNF, LLC	706 Oak Grove Street Mountain View, AR 72560-8601	97 bed SNF
Stone County Residential Care Facility	Mountain Top Property Holdings, LLC	Mountain Top ALF, LLC	Highlands of Mountain View RCF, LLC	414 Massey Avenue Mountain View, AR 72560-6132	32 bed ALF
West Markham Sub Acute and Rehabilitation Center	Little Rock HC&R Property Holdings, LLC	Little Rock HC&R Nursing, LLC	Highlands of Little Rock West Markham, LLC	5720 West Markham Street Little Rock, AR 72205-3328	154 bed SNF
Woodland Hills Healthcare and Rehabilitation	Woodland Hills HC Property Holdings, LLC	Woodland Hills HC Nursing, LLC	Highlands of Little Rock Riley, LLC	8701 Riley Dr. Little Rock, AR 72205-6509	140 bed SNF
Northridge Healthcare and Rehabilitation	Northridge HC&R Property Holdings, LLC	Northridge HC&R Nursing, LLC	Highlands of Little Rock John Ashley, LLC	2501 John Ashley Dr. North Little Rock, AR 72114-1815	140 bed SNF
Cumberland Health and Rehabilitation Center	APH&R Property Holdings, LLC	APH&R Nursing, LLC	Highlands of Little Rock South Cumberland, LLC	1516 South Cumberland Street Little Rock, AR 72202-5065	120 bed SNF

1
HNZW//3583-1
(Stone Co. Nursing & Rehab)